                                                                    EXHIBIT 10.3
[LOGO OF BANK OF AMERICA]


February 28, 1996
                                                 Agency Management Services 5596

FEDERAL EXPRESS
- ---------------

TO:  PERSONS ON THE ATTACHED DISTRIBUTION LIST

Ref:  CALMAT CO. USD 125MM First Amended and Restated Credit
      Agreement dated June 30, 1994, as Amended

     The Bank of America, as Agent, is pleased to announce that the Agent has received approval from all parties to replace the changed pages 1 and 2 to the Second Amendment To First Amended And Restated Credit Agreement (the "Second Amendment"), which had been previously executed by all parties.

     Therefore, attached please find an original executed Second Amendment, together with a copy of the letter agreement to substitute pages 1 and 2 and copies of each party's acknowledged signature page.

     Please feel free to call the undersigned if you have any questions or need additional information. Thanks to each of you for your prompt responses during this transaction.

                                       Sincerely,
                                       Bank of America NT&SA, as Agent

                                       /s/ Charles Graber

                                       Charles Graber
                                       Vice President
                                       (415) 436-3495

encl.

                               DISTRIBUTION LIST

                                   CALMAT CO.

Edward Kelly
Senior Vice President, Treasurer and
 Chief Accounting Officer
CALMAT CO
3200 San Fernando Road
Los Angeles, CA  90065
FAX (213) 254-6102

Gina West
Vice President
BANK OF AMERICA NT & SA
Credit Products - LA #5618
555 South Flower Street
Los Angeles, CA 90071-2202
FAX (213) 228-2756

cc:  Peter Fuad, Senior Legal Counsel
     Legal South - #4362, 8th Floor
     555 South Flower Street
     Los Angeles, CA 90071-2202
     FAX (213) 228-3086

Mary Cameron
CHEMICAL BANK
270 Park Avenue
New York, NY  10017
FAX (212) 270-4711

James P. Moore
Senior Corporate Banker
FIRST NATIONAL BANK OF CHICAGO
Fourth Floor
777 South Figueroa Street
Los Angeles, CA  90017-5800
FAX (213) 683-4999

Andrea Defterios
Vice President
NATIONSBANK OF TEXAS, NA
444 S. Flower Street, Suite #1500
Los Angeles, CA  90017-2901
FAX (213) 624-5815

Calmat Co.
Page 2

Dan Silmore
Assistant Vice President
WELLS FARGO BANK, N.A.
333 S. Grand Avenue, 3rd Floor
Los Angeles, CA  90071
FAX (213) 617-7622

[LOGO OF BANK OF AMERICA]
                                                 AGENCY MANAGEMENT SERVICES 5596


February 21, 1996

FAX
- ---

TO:  PERSONS ON THE ATTACHED DISTRIBUTION LIST

Ref: CALMAT CO. USD 125MM First Amended and Restated Credit
     Agreement dated June 30, 1994, as Amended

     Attached herewith are changed pages 1 and 2 to the Second Amendment To First Amended And Restated Credit Agreement (the "Second Amendment") which has been previously executed by all parties. Also attached herewith is a copy of a revised SFAS #121 Impairment Schedule which has been prepared by the Borrower. As you will see, the Borrower has revised their projection of the SFAS #121 impact from $35,000,000 previously shown in the Second Amendment to $45,000,000. Therefore, we have provided the changed pages to reflect this upward adjustment (these are the only changes).

     Please review the two changed pages to the Second Amendment, and if they are acceptable to you, please sign this letter below acknowledging your approval and return a copy of your signature on this letter via facsimile to the
______________________________________________________________________
undersigned as soon as possible, but no later than 5:00 p.m. on Monday, February
________________________________________________________________________________
26, 1996 (please follow with an original via overnight mail).  If anyone
________
foresees any problem with the above time table, please call the undersigned as soon as possible.

     If you have any questions or need additional information, please call Gina West at



Bank of America National Trust and Savings Association
1455 Market Street, San Francisco, CA 94103
Telex 3726050 BAGASFO Fax 415/436-2700

CALMAT CO.
2/21/96
Page 2


(213) 228-6400 or the undersigned. Thank you in advance for your prompt attention to this matter.

                                     Sincerely,
                                     Bank of America NT&SA, as Agent

                                     /s/ Charles Graber

                                     Charles Graber
                                     Vice President
                                     (415) 436-3495

APPROVED: YES  X    NO
              ---      ---

BY: CalMat Co.                       DATE:  February 26, 1996
   ------------------------------          ------------
    BANK OR COMPANY NAME

    BY: /s/ Edward J. Kelly
       --------------------------
       NAME: Edward J. Kelly
       TITLE:  Senior Vice President,
               Treasurer and Chief
               Accounting Officer



     BY: /s/ Richard S. Yamashita
        ----------------------------
        NAME: Richard S. Yamashita
        TITLE:  Assistant Treasurer

CALMAT CO.
2/21/96
Page 2

(213) 228-6400 or the undersigned. Thank you in advance for your prompt attention to this matter.

                                        Sincerely,
                                        Bank of America NT&SA, as Agent

                                        /s/ Charles Graber

                                        Charles Graber
                                        Vice President
                                        (413) 436-3495

APPROVED: YES  X      NO
              ---        ----
BY: Bank of America                     DATE: February 22, 1996
   ---------------------------------          -----------
    BANK OR COMPANY NAME

    BY:  /s/ Gina M. West
       -----------------------------
    NAME: Gina M. West
    TITLE: Vice President

CALMAT CO.
2/21/96
Page 2

(213) 228-6400 or the undersigned. Thank you in advance for your prompt attention to this matter.

                                          Sincerely,
                                          Bank of America NT&SA, as Agent

                                          /s/ Charles Graber

                                          Charles Graber
                                          Vice President
                                          (415) 436-3495

APPROVED: YES  X   NO
              ---     ---
BY: Chemical Bank                         DATE: February 26, 1996
   ---------------------------------           ------------
    Bank or Company Name

    BY: /s/ Mary E. Cameron
       -----------------------------
    NAME:  Mary E. Cameron
    TITLE: Vice President

CALMAT CO.
2/21/96
Page 2

(213) 228-6400 or the undersigned. Thank you in advance for your prompt attention to this matter.

                                         Sincerely,
                                         Bank of America NT&SA, as Agent

                                         /s/ Charles Graber

                                         Charles Graber
                                         Vice President
                                         (415) 436-3495

APPROVED: YES  X    NO
              ---      ---
BY: The First National Bank of Chicago    DATE: February 27, 1996
    ----------------------------------          -----------
     BANK OR COMPANY NAME

     BY: /s/ Michael A. Basak
        ------------------------
     NAME: Michael A. Basak
     TITLE: Vice President

CALMAT CO.
2/21/96
Page 2

(213) 228-6400 or the undersigned. Thank you in advance for your prompt attention to this matter.

                                                Sincerely,
                                                Bank of America NT&SA, as Agent

                                                /s/ Charles Graber

                                                Charles Graber
                                                Vice President
                                                (415) 436-3495

APPROVED: YES  X    NO
              ---      ---
BY: NationsBank of Texas, N.A.                 DATE: February 26, 1996
   --------------------------------------             -----------
     BANK OR COMPANY NAME

     BY: /s/ Andrea Deftenos
        ---------------------------------
     NAME: Andrea Deftenos
     TITLE: Vice President

CALMAT CO.
2/21/96
Page 2

(213) 228-6400 or the undersigned. Thank you in advance for your prompt attention to this matter.

                                            Sincerely,
                                            Bank of America NT&SA, as Agent

                                            /s/ Charles Graber

                                            Charles Graber
                                            Vice President
                                            (415) 436-3495

APPROVED: YES  X      NO
              ---        ---
BY: Wells Fargo Bank                        DATE: February 23, 1996
   ----------------------------------             -----------
     BANK OR COMPANY NAME

     BY: /s/ Daniel S. Silmore
        -----------------------------
     NAME: Daniel S. Silmore
     TITLE: Assistant Vice President

                       SECOND AMENDMENT TO FIRST AMENDED
                         AND RESTATED CREDIT AGREEMENT


          This SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT ("Second Amendment") is entered into as of February 1, 1996, to be effective December 31, 1995, by and among CALMAT CO., a Delaware corporation (the "Borrower"), the Banks party thereto and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for the Banks (the "Agent"), and amends the First Amended and Restated Credit Agreement dated as of June 30, 1994, among the Borrower, the Banks and the Agent, as amended by a First Amendment to First Amended and Restated Credit Agreement dated as of November 17, 1995 (as so amended, the "Agreement").


                                    RECITAL
                                    -------

          The Borrower is adopting statement of Financial Accounting Standards No. 121 and has requested that a one-time noncash charge not exceeding $45,000,000 on a pre-tax basis resulting from such adoption be excluded from the calculation of the financial covenants, and the Banks and the Agent are willing to do so on the terms and conditions set forth herein.


          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties to the Agreement agree as follows:

          1.  TERMS.  All terms used herein shall have the same meaning as in
              -----
the Agreement unless, otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

          2.  AMENDMENTS TO AGREEMENT.  The parties hereto agree that the
              -----------------------
Agreement is amended as follows:

          2.1 The definition of "Consolidated Net Income" in Section 1.1 of the Agreement is amended by deleting "and" at the end of clause (ii) and inserting the following at the end of clause (iii) before the period:

          ; and (iv) a one-time noncash charge not exceeding $45,000,000 on a pre-tax basis resulting from the Borrower's adoption of Statement of Financial Accounting Standards No. 121 when computing Consolidated Net Income for the fiscal quarter and year ending December 31, 1995 and thereafter."

          2.2 The definition of "Consolidated Net Worth" in Section 1.1 of the Agreement is amended by inserting the following at the end:

          "provided, however, that a one-time noncash charge not exceeding
           --------  -------
          $45,000,000 on a pre-tax basis resulting from the Borrower's adoption of Statement of Financial Accounting Standards No. 121 shall be excluded when computing Consolidated Net Worth for the fiscal quarter and year ending December 31, 1995 and thereafter."

          2.3 Attachment 1 to Exhibit IV to the Agreement (Compliance Certificate) is amended by inserting the following at the end of the first paragraph:

          "For purposes of computing the following financial covenants, one-time noncash charge not exceeding $45,000,000 on a pre-tax basis resulting from the Borrower's adoption of Statement of Financial Accounting Standards No.121 shall be excluded."

          3.  Representations and Warranties.  The Borrower hereby represents
              ------------------------------
and warrants to the Agent and the Banks that:

          3.1  Authority.  The Borrower has all necessary power and has taken
               ---------
all corporate action necessary to make this Second Amendment, the Agreement, and all other Loan Documents, the valid and enforceable obligations they purport to be.

          3.2  No Legal Obstacle to Agreement.  Neither the execution of this
               ------------------------------
Second Amendment, the making by the Borrower of any borrowings under the Agreement, nor the performance of the Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any contract to which the Borrower or any of its Subsidiaries are a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Borrower or any of its Subsidiaries, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Borrower or any of its Subsidiaries.

          3.3  INCORPORATION OF CERTAIN REPRESENTATIONS.  The representations
               ----------------------------------------
and warranties set forth in Section 4 of the Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

          3.4  DEFAULT.  No Potential Event of Default or Event of Default under
               --------
the Agreement has occurred and is continuing.

          4.   Miscellaneous.
               -------------

          4.1  Effectiveness Of The Agreement.  Except as hereby expressly
               ------------------------------
amended, the Agreement shall remain in full force and effect, and is hereby ratified and confirmed in all respects.

          4.2  Limited Waiver.  This Second Amendment is specific in time and in
               --------------
intent and does not constitute, nor should it be construed as, a waiver of any right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, no shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document of instrument mentioned in the Loan Documents, constitute a waiver of any other default of the same or of any other term or provision.

          4.3  Counterparts.  This Second Amendment may be executed in any
               ------------
number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Second Amendment shall not become effective until signed by the Borrower, the Agent and the Requisite Banks, whether the same or counterparts, and the same shall have been delivered to the Agent.

          4.4  Jurisdiction.  This Second Amendment, and any instrument or
               ------------
agreement required hereunder, shall be governed by and construed under the laws of the State of California.


          IN WITNESS WHEREOF, the parties have caused this Second Amendment to
          ------------------
be executed and delivered as of the date first set forth above.

BORROWER:                           CALMAT CO.


                                    By: /s/ Edward J. Kelly
                                       ----------------------------------
                                              Edward J. Kelly
                                         Senior Vice President,
                                              Treasurer and
                                         Chief Accounting Officer


                                    By: /s/ Richard S. Yamashita
                                       ----------------------------------
                                         Richard S. Yamashita
                                         Assistant Treasurer

(Signatures continue)

AGENT:                        BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION. AS AGENT


                              By: /s/ Charles Graber
                                 --------------------------------
                                         Charles Graber
                                         Vice President


BANKS:                        BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, AS A BANK


                              By: /s/ Gina West
                                 --------------------------------
                                             Gina West
                                            Vice President

                              CHEMICAL BANK


                              By: /s/ Mary E. Cameron
                                 --------------------------------
                              Name:          Mary E. Cameron
                                    -----------------------------
                              Title:         Vice President
                                     ----------------------------

                              FIRST NATIONAL BANK OF CHICAGO


                              By: /s/ L. Gene Beube
                                 --------------------------------
                              Name:        L. Gene Beube
                                    -----------------------------
                              Title:     Senior Vice President
                                     ----------------------------

                              NATIONSBANK OF TEXAS, N.A.


                              By: /s/ Andrea Defterios
                                  -------------------------------
                              Name:       Andrea Defterios
                                    -----------------------------
                              Title:        Vice President
                                    -----------------------------

                              WELLS FARGO BANK, N.A.


                              By: /s/ Daniel S. Silmore
                                 --------------------------------
                              Name:  Daniel S. Silmore
                                   ------------------------------
                              Title:    Assistant Vice President
                                    -----------------------------